UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2011

Ryerson Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-152102

(Commission File Number)

36-3425828

(I.R.S. Employer Identification No.)

2621 West 15th Place, Chicago, IL 60608

(Address of principal executive offices and zip code)

(773) 762-2121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 14, 2011, Ryerson Inc. announced that it has acquired Singer Steel Company, a value-added flat rolled steel processor based in Streetsboro, Ohio. Terms of the transaction were not announced.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being filed with this Current Report on Form 8-K.

99.1	Press Release dated March 14, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2011

RYERSON INC.

By:	/s/ Terence R. Rogers
Name: Terence R. Rogers
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 14, 2011